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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 29, 1997
                                                ------------------------------

                            IXC Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                DELAWARE           0-20803            74-2644120
           -----------------     -----------      -------------------
            (State or other      (Commission       (I.R.S. Employer
            jurisdiction         File Number)     Identification No.)
           of incorporation)



             5000 Plaza on the Lake, Suite 200, Austin, Texas  78746
     ----------------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code (512) 328-1112
                                                  --------------------------

                                 Not applicable
     ----------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 5.    OTHER EVENTS.

        Attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are press releases issued by IXC Communications, Inc. dated September 30, 1997, September 29, 1997 and September 29, 1997, respectively, which are hereby incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENT AND EXHIBITS

           (c)       EXHIBITS

           99.1      Press release dated September 30, 1997

           99.2      Press release dated September 29, 1997

           99.3      Press release dated September 29, 1997








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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        Date: October 1, 1997


                                IXC Communications, Inc.



                                By: /s/ JAMES F. GUTHRIE
                                   -----------------------------
                                   James F. Guthrie
                                   Executive Vice President
                                   and Chief Financial Officer



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                                 EXHIBIT INDEX

Exhibit
Number                 Description
-------                -----------
99.1                    Press release dated September 30, 1997

99.2                    Press release dated September 29, 1997

99.3                    Press release dated September 29, 1997




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